EMPLOYMENT AGREEMENT
                              --------------------



         This Employment Agreement (the "Agreement") is entered into by and between VDI MultiMedia, a California corporation (the "Company"), and Alan R. Steel (the "Executive"), as of November 3, 2000.

I.       RECITAL.
         --------

         WHEREAS, the Company desires to employ the Executive as Senior Vice President-Finance and Administration.

         NOW, THEREFORE, the Company and the Executive desire to set forth in this Agreement the terms and conditions of the Executive's employment with the Company.

II.      EMPLOYMENT.
         ----------

         The Company hereby employs the Executive and the Executive hereby accepts such employment, upon the terms and conditions hereinafter set forth, from November 3, 2000 to and including December 31, 2002. The term of employment in this Agreement shall be automatically extended by one additional year unless the Executive or the Company gives notice to the other, in writing, at least 30 days prior to December 1, 2001 or, thereafter, 13 months prior to the expiration of this Agreement, of its or his desire to terminate this Agreement or modify its terms. The Company agrees that the Executive will be located, and will render such services, in the Hollywood, California area.

III.     DUTIES.
         -------

         A. The Executive shall serve during the course of his employment as Senior Vice President-Finance and Administration of the Company and shall have such other similar duties and responsibilities as the Board of Directors of the Company shall determine from time to time.

         B. The Executive agrees to devote substantially all of his time, energy and ability to the business of the Company and shall not be involved in the operations or management of any other competitive business. Nothing herein shall prevent the Executive, upon written approval of the Board of Directors of the Company, from serving as a director or trustee of other corporations or businesses which are not in competition with the business of the Company or in competition with any present or future affiliate of the Company.

         C. For the term of this Agreement, the Executive shall report to the Chief Executive Officer of the Company.

IV.      COMPENSATION.
         -------------

         A. BASE SALARY. The Company shall pay the Executive a base salary at a rate to be determined by the Compensation Committee of the Board of Directors but which rate shall not be less than the greater of


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

             1. $175,000 per year, or

             2. if such rate is increased from time to time by the Compensation Committee, such increased rate of Base Salary.

Such salary shall be earned monthly and shall be payable in periodic installments no less frequently than monthly in accordance with the Company's customary practices. Amounts payable shall be reduced by standard withholding and other authorized deductions.

         B. ANNUAL BONUS, INCENTIVE, SAVINGS AND RETIREMENT PLANS. The Executive shall be entitled to participate in all annual bonus, incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company as well as discretionary plans approved by the Compensation Committee.

         C. WELFARE BENEFIT PLANS. The Executive shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company to the extent applicable generally to other peer executives of the Company as well as discretionary plans approved by the Compensation Committee.

         D. EMPLOYMENT EXPENSES. The Executive shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by him in accordance with the policies, practices and procedures as in effect generally with respect to other peer executives of the Company.

         E. FRINGE BENEFITS. The Executive shall be entitled to fringe benefits in accordance with the plans, practices, programs and policies as in effect generally with respect to other peer executives of the Company.

         F. ACCRUED VACATION. The Executive shall be entitled to paid vacation of four weeks per year.

         G. AUTOMOBILE. The Company shall provide the Executive with the use of a Company owned or leased automobile or, at the Company's option, the Executive shall be entitled to a $350.00 per month automobile allowance.

V.       TERMINATION.
         ------------

         A. DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death. If the Company determines in good faith that disability of the Executive has occurred (pursuant to the definition of Disability set forth below), it may give to the Executive written notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the day of receipt of such notice by the Executive. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from his duties with the Company on the basis provided in this agreement for a period of 3 months as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or his legal representative. "Incapacity" as used herein shall be limited only to such Disability which substantially prevents Company from availing itself of the services of the Executive.

         B. CAUSE. The Company may terminate the Executive's employment for Cause. For purposes of this Agreement, "Cause" shall mean that the Company, acting in good faith based upon the information then known to the Company, determines that the Executive has:

             1. committed an act of fraud upon, or an act evidencing material dishonesty toward the Company; or

             2. been convicted of a felony, which conviction through lapse of time or otherwise is not subject to appeal; or

             3. refused to perform material required duties and responsibilities or performed them with negligence or misconduct and failed to cure such misconduct given the opportunity within ten days written notice by the Company to remedy such acts; or

             4. materially breached any of the covenants set forth in this Agreement; or

             5. committed any act materially detrimental to the Company's business or goodwill.

         C. OBLIGATIONS OF THE COMPANY UPON TERMINATION BASED UPON DEATH OR DISABILITY OR CAUSE.


             1. DEATH OR DISABILITY. If the Executive's employment is terminated by reason of the Executive's Death or Disability, this Agreement shall terminate without further obligations to the Executive or his legal representatives under this Agreement, other than for payments made by the Company to the Executive equal to the sum of:

                 (a) the Executive's annual base salary through the date of termination to the extent not theretofore paid

                 (b) reasonable employment expenses, as provided herein, through the date of termination to the extent not theretofore paid and

                 (c) any accrued vacation pay to the extent not theretofore paid

The sum of the amounts described in clauses (a), (b) and (c) shall be hereinafter referred to as the "Accrued Obligations", which shall be paid to the Executive or his estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the date of termination and in addition, the Company shall pay to the Executive or his estate or beneficiary, as applicable, any amounts due pursuant to the terms of any applicable welfare or pension benefit plans.

             2. CAUSE. If the Executive's employment is terminated by the Company for Cause, this Agreement shall terminate without further obligations to the Executive other than for the timely payment of Accrued Obligations and any amounts due pursuant to the terms of any applicable welfare or pension benefit plans.

             3. WITHOUT CAUSE. If the Executive's employment is terminated by the Company without Cause, in addition to Executive's other rights, the Company shall continue to pay Executive's health and medical benefits for a period of two years following the termination, at which time the Executive will be entitled to pursue, at the Executive's cost, applicable COBRA benefits.

             4. CONSTRUCTIVE TERMINATION. For purposes of this Agreement, constructive termination shall occur if

                 (a) the Executive's place of employment or the Company's business office is moved more than 50 miles from its present location,

                 (b) there is a material downward change in the Executive's duties and responsibilities,

                 (c) there is a downward change in the Executive's Base Salary, or

                 (d)  there  is  a  change  in  the  Executive's   title  and/or
responsibilities that is clearly a demotion.

VI.      ARBITRATION.
         ------------

         Any controversy or claim arising out of or relating to this Agreement, its enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of its provisions, shall be submitted to arbitration, to be held in Los Angeles, California in accordance with the rules and procedures of the American Arbitration Association. In the event either party institutes arbitration under this Agreement, the costs and expenses of such arbitration (including counsel fees) shall be borne by each of the parties, or as the arbitrator(s) may determine at the request of either party.

VII.     CONFIDENTIAL INFORMATION.
         -------------------------

         The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during his employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or his representatives in violation of this Agreement). After termination of the Executive's employment with the company, he shall not, without the prior written consent of the Company, or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it.

VIII.    SUCCESSORS.
         -----------

         A. This Agreement is personal to the Executive and shall not, without the prior written consent of the Company, be assignable by the Executive.

         B. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and any such successor or assignee shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, "successor" and "assignee" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires the stock of the Company or to which the Company assigns this Agreement by operation of law or otherwise.

IX.      WAIVER.
         -------

         No waiver of any breach of any term or provision of this Agreement shall be construed to be, nor shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach.

X.       MODIFICATION.
         -------------

         This Agreement may not be amended or modified other than by a written agreement executed by the Executive and the Board of Directors of the Company.

XI.      SAVINGS CLAUSE.
         ---------------

         If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of the Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

XII.     COMPLETE AGREEMENT.
         -------------------

         This instrument constitutes and contains the entire agreement and understanding concerning the Executive's employment and the other subject matters addressed herein between the parties, and supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matters hereof. This is an integrated document.

XIII.    GOVERNING LAW.
         --------------

         This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, by the laws of the State of California without regard to principles of conflict of laws.

XIV.     CONSTRUCTION.
         -------------

         Each party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any party on the basis that the party was the drafter. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

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
XV.      COMMUNICATIONS.
         ---------------

         All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or if mailed by registered or certified mail, postage prepaid, addressed to the Executive at the Executive's residence address on file with the Company, or addressed to the Company at 7083 Hollywood Blvd., Hollywood, California 90028. Any party may change the address at which notice shall be given by written notice given in the above manner.

XVI.     EXECUTION.
         ----------

         This Agreement is being executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

XVII.    LEGAL COUNSEL.
         --------------

         The Executive and the Company recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

VDI MULTIMEDIA
                                                              --------------------------------------------------


By:                                                           /s/ Alan R. Steel
   --------------------------------------------------         -------------------------------------------------

Its:
    -------------------------------------------------


                 ADDITIONAL EMPLOYMENT TERMS (November 3, 2000)


These Additional Employment Terms ("Terms") itemize Terms in addition to those set forth in that certain Employment Agreement ("Agreement") dated November 3, 2000 between VDI MultiMedia (the "Company") and Alan R. Steel (the "Executive").

MOVING ALLOWANCE
----------------

The Company will pay the Executive's:

1. Moving expenses from Medford, Oregon to the Los Angeles area for household goods (i.e., packing, moving and unpacking).

2. Temporary living expenses from the date of employment until escrow is closed on a new home, not to exceed three months, together with tax gross-up amount.

3. Round trip coach air fare for two house hunting trips (for both the Executive and his wife) and up to five round trips for the Executive to return home until escrow is closed on a new home.

STOCK OPTIONS
-------------

The Executive will be provided a 10-year option to purchase 250,000 shares exercisable at $4.38, the closing market price on October 30, 2000, the date the parties agreed on the employment relationship. Incentive stock options will be granted to the maximum allowable. The options shall vest when the Company's common stock trades for 10 consecutive trading days as follows:

                      PRICE           % VESTING
                      -----           ---------
                     $ 8.50              20%
                      11.00              40%
                      14.00              60%
                      18.00              80%
                      23.00             100%

In the event Executive is terminated without cause during the term of the Agreement, all options shall immediately vest. However, options to purchase 50,000 shares will be cancelled if the Executive is terminated without cause prior to December 31, 2001.

PAYMENT OF SALARY
-----------------

Although Executive's salary shall accrue from November 3, 2000, the initial payment for salary will be made on January 2, 2001, which payments will include all retroactive amounts due from Executive's employment date.



VDI MULTIMEDIA
                                                              --------------------------------------------------


By:                                                           /s/ Alan R. Steel
   --------------------------------------------------         -------------------------------------------------

Its:
    -------------------------------------------------


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